SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 25, 2003

                                      BOA

                                  (Depositor)

 (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f Trust)

                (Exact name of registrant as specified in charter)

North Carolina                333-56234-13                  90-0021194/6825
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 2001-f Trust

On June 25, 2003, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-f Trust, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2001, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-f Trust relating to the distribution date of June 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of October 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated June 25, 2003


                             Payment Date: 06/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f Trust
                        Bank of America, N.A., Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         90,179,924.08    4.897000%    15,008,699.59    365,875.55   15,374,575.14       0.00   2,133.69
                        A2        130,796,961.89    5.525094%    21,768,617.89    598,729.59   22,367,347.48       0.00   3,491.63
                        AIO       245,197,822.38    0.233482%             0.00     47,431.09       47,431.09       0.00     276.61
Residual                AR                  0.00    5.525094%             0.00          0.05            0.05       0.00       0.00
                        ALR                 0.00    5.525094%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1         11,380,426.84    5.500000%       904,197.15     51,857.87      956,055.01       0.00     302.42
                        B2          4,531,358.65    5.500000%       360,025.30     20,648.31      380,673.61       0.00     120.42
                        B3          3,776,738.62    5.500000%       300,069.26     17,209.69      317,278.95       0.00     100.36
                        B4          1,510,695.45    5.500000%       120,027.70      6,883.88      126,911.58       0.00      40.14
                        B5          1,510,695.45    5.500000%       120,027.70      6,883.88      126,911.58       0.00      40.14
                        B6          1,511,021.40    5.500000%       120,053.60      6,885.36      126,938.96       0.00      40.15
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        245,197,822.38     -           38,701,718.20  1,122,405.26   39,824,123.46     -        6,545.57
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         75,171,224.49          2,133.69
                                A2        109,028,344.00          3,491.63
                                AIO       206,496,104.18            276.61
Residual                        AR                  0.00              0.00
                                ALR                 0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1         10,476,229.70            302.42
                                B2          4,171,333.35            120.42
                                B3          3,476,669.36            100.36
                                B4          1,390,667.74             40.14
                                B5          1,390,667.74             40.14
                                B6          1,390,967.80             40.15
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        206,496,104.18          6,545.57
--------------------------------------------------------------------------------

                             Payment Date: 06/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f Trust
                        Bank of America, N.A., Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     90,179,924.08     4.897000% 0605064Q2    36.606584      0.892379    183.344450
                           A2    130,796,961.89     5.525094% 0605064R0    36.606584      1.006837    183.344450
                           AIO   245,197,822.38     0.233482% 0605064S8     0.000000      0.045697    198.946378
Residual                   AR              0.00     5.525094% 0605064T6     0.000000      0.921566      0.000000
                           ALR             0.00     5.525094% 0605064U3     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1     11,380,426.84     5.500000% 0605064V1    57.816813      3.315932    669.878489
                           B2      4,531,358.65     5.500000% 0605064W9    57.816813      3.315932    669.878489
                           B3      3,776,738.62     5.500000% 0605064X7    57.816813      3.315932    669.878489
                           B4      1,510,695.45     5.500000% 0605064Y5    57.816813      3.315932    669.878489
                           B5      1,510,695.45     5.500000% 0605064Z2    57.816813      3.315932    669.878489
                           B6      1,511,021.40     5.500000% 0605065A6    57.816832      3.315934    669.878699
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     245,197,822.38       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f Trust
                        Bank of America, N.A., Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       206,496,103.53   206,496,103.53
Loan count                    485              485
Avg loan rate           6.666094%             6.67
Prepay amount       38,440,544.39    38,440,544.39

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       175,105.15       175,105.15
Sub servicer fees            0.00             0.00
Trustee fees               408.66           408.66


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard       2,691,230.68     2,691,230.68


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           90.834784%           100.000000%            220,976,885.97
   -----------------------------------------------------------------------------
   Junior            9.165216%             0.000000%             22,296,535.69
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           8                 2,960,148.81
60 to 89 days                           1                   330,025.91
90 or more                              3                 1,226,731.16
Foreclosure                             2                   725,453.72

Totals:                                14                 5,242,359.60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           39,824,123.46         39,824,123.46
Principal remittance amount           38,701,718.20         38,701,718.20
Interest remittance amount             1,122,405.26          1,122,405.26